UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 23, 2015
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Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)
(Registrant’s telephone number, including area code): +353 1 438-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed by Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”), on January 27, 2015 (the “Initial Filing”) to include, among other things, the financial statements referred to in Item 9.01(a) and the pro forma financial information referred to in Item 9.01(b) relating to the acquisition of Covidien public limited company, a public limited company organized under the laws of Ireland (now known as Covidien Limited) (“Covidien”).
On January 26, 2015, pursuant to the transaction agreement, dated as of June 15, 2014, among Medtronic, Inc., a Minnesota corporation (“Medtronic”), Covidien, Kalani I Limited (now known as the Company), Makani II Limited, a private limited company organized under the laws of Ireland and a wholly owned subsidiary of New Medtronic (“IrSub”), Aviation Acquisition Co., Inc., a Minnesota corporation (“U.S. AcquisitionCo”), and Aviation Merger Sub, LLC, a Minnesota limited liability company and a wholly owned subsidiary of U.S. AcquisitionCo (“MergerSub”), (a) the Company and IrSub acquired Covidien (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 and (b) MergerSub merged with and into Medtronic, with Medtronic as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Medtronic and Covidien became subsidiaries of the Company.
Pursuant to the requirement of Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial Filing to include historical financial information of Covidien and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired
(i) The historical audited consolidated balance sheets of Covidien as of September 26, 2014 and September 27, 2013 and the related audited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the fiscal years ended September 26, 2014, September 27, 2013 and September 28, 2012, together with the notes thereto and the auditors’ report thereon, are included on pages 58 through 124 of Covidien’s Annual Report on Form 10-K for Covidien’s fiscal year ended September 26, 2014, filed with the Securities and Exchange Commission (the “SEC”) on November 24, 2014 (as amended by Covidien’s Annual Report on Form 10-K/A for Covidien’s fiscal year ended September 26, 2014, filed with the SEC on January 22, 2015), filed as Exhibit 99.1 hereto and incorporated in this Item 9.01 by reference.
(ii) The historical unaudited consolidated balance sheets of Covidien as of December 26, 2014 and September 26, 2014 and the related unaudited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the fiscal quarters ended December 26, 2014 and December 27, 2013, together with the notes thereto, are included on pages 2 through 28 of Covidien’s Quarterly Report on Form 10-Q for the quarter ended December 26, 2014, filed with the SEC on January 23, 2015, filed as Exhibit 99.2 and incorporated in this Item 9.01 by reference.

(b)	Pro Forma Financial Information
The unaudited pro forma condensed consolidated balance sheet of the Company as of January 23, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company for the nine months ended January 23, 2015 and the fiscal year ended April 25, 2014 that give effect to the acquisition of Covidien are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1
Audited consolidated balance sheets of Covidien as of September 26, 2014 and September 27, 2013 and the related audited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the fiscal years ended September 26, 2014, September 27, 2013 and September 28, 2012, together with the notes thereto and the auditors’ report thereon (included on pages 58 through 124 of Covidien’s Annual Report on Form 10-K for Covidien’s fiscal year ended September 26, 2014, filed with the SEC on November 24, 2014 (as amended by Covidien’s Annual Report on Form 10-K/A for Covidien’s fiscal year ended September 26, 2014, filed with the SEC on January 22, 2015) and incorporated herein by reference).

99.2
Unaudited consolidated balance sheets of Covidien as of December 26, 2014 and September 26, 2014 and the related unaudited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the fiscal quarters ended December 26, 2014 and December 27, 2013, together with the notes thereto (included on pages 2 through 28 of Covidien’s Quarterly Report on Form 10-Q for the quarter ended December 26, 2014, filed with the SEC on January 23, 2015 and incorporated herein by reference).

99.3*
Unaudited pro forma condensed consolidated balance sheet of the Company as of January 23, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company for the nine months ended January 23, 2015 and the fiscal year ended April 25, 2014 that give effect to the acquisition of Covidien.

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Gary L. Ellis
Date: March 25, 2015		Gary L. Ellis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Audited consolidated balance sheets of Covidien as of September 26, 2014 and September 27, 2013 and the related audited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the fiscal years ended September 26, 2014, September 27, 2013 and September 28, 2012, together with the notes thereto and the auditors’ report thereon (included on pages 58 through 124 of Covidien’s Annual Report on Form 10-K for Covidien’s fiscal year ended September 26, 2014, filed with the SEC on November 24, 2014 (as amended by Covidien’s Annual Report on Form 10-K/A for Covidien’s fiscal year ended September 26, 2014, filed with the SEC on January 22, 2015) and incorporated herein by reference).

99.2
Unaudited consolidated balance sheets of Covidien as of December 26, 2014 and September 26, 2014 and the related unaudited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the fiscal quarters ended December 26, 2014 and December 27, 2013, together with the notes thereto (included on pages 2 through 28 of Covidien’s Quarterly Report on Form 10-Q for the quarter ended December 26, 2014, filed with the SEC on January 23, 2015 and incorporated herein by reference).

99.3*
Unaudited pro forma condensed consolidated balance sheet of the Company as of January 23, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company for the nine months ended January 23, 2015 and the fiscal year ended April 25, 2014 that give effect to the acquisition of Covidien.

* Filed herewith